UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2013

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)

(775) 356-9029
(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01     Regulation FD Disclosure.

Signatures

Exhibit Index

Exhibit 99.1	North Brawley Power Plant Asset Impairment Analysis, dated November 2013, prepared by Giza Singer Even.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.     Regulation FD Disclosure.

On November 13, 2013, Ormat Industries Ltd., the parent company (the "Parent") of Ormat Technologies, Inc. (the "Company"), filed a report with the Israeli Securities Authority and the Tel Aviv Stock Exchange relating to an asset impairment analysis under International Accounting Standard No. 36 prepared for the Parent concerning the Company's North Brawley Power Plant. A copy of this analysis is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	North Brawley Power Plant Asset Impairment Analysis, dated November 2013, prepared by Giza Singer Even.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ormat Technologies, Inc.

By:	/s/ Yehudit Bronicki
Name:	Yehudit Bronicki
Title:	Chief Executive Officer

Date: November 13, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	North Brawley Power Plant Asset Impairment Analysis, dated November 2013, prepared by Giza Singer Even.

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